UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 25, 2011 (May 24, 2011)

ANCESTRY.COM INC.
 (Exact name of registrant as specified in its charter)

Delaware	001-34518	26-1235962
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

360 West 4800 North, Provo, UT	84604
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (801) 705-7000

Not Applicable
(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.07. Submission of Matter to a Vote of Security Holders.
On May 24, 2011, Ancestry.com Inc. (the “Registrant”) held its 2011 Annual Meeting of Stockholders (the “Annual Meeting”). At the Annual Meeting, holders of the Registrant’s common stock voted on four proposals: (1) to elect three Class II directors to hold office until the 2014 annual meeting of stockholders, (2) to hold an advisory vote on the compensation of the Registrant’s named executive officers, (3) to hold an advisory vote on how frequently (every one, two or three years) the stockholders would prefer for the Registrant to hold an advisory vote on the compensation of its named executive officers, and (4) to ratify the appointment of Ernst & Young LLP as the Registrant’s independent registered public accounting firm for the fiscal year ending December 31, 2011.
The final votes cast on the four proposals were as follows:
Proposal One:
The following individuals were elected to serve as directors for a three-year term ending with the 2014 annual meeting of stockholders by the votes as set forth in the following table:

	Votes For	Votes Withheld	Broker Non-Votes
David Goldberg	37,718,974	373,649	3,982,169
Victor Parker	37,544,646	547,977	3.982,169
Michael Schroepfer	37,482,654	609,969	3,982,169
Directors Thomas Layton, Elizabeth Nelson and Timothy Sullivan continued in office following the Annual Meeting, serving terms that expire at the 2012 annual meeting of stockholders. Directors Charles M. Boesenberg and Benjamin Spero continued in office following the Annual Meeting, serving terms that expire at the 2013 annual meeting of stockholders.
Proposal Two:
The stockholders approved, on an advisory (non-binding) basis, the compensation of the Registrant’s named executive officers, by the votes set forth in the following table:

Votes For	Votes Against	Abstain	Broker Non-Votes
37,860,609	223,151	8,863	3,982,169
Proposal Three:
The stockholders voted, on an advisory (non-binding) basis, to hold an advisory (non-binding) vote on the compensation of the Registrant’s named executive officers every three years, by the votes set forth in the following table:

One-Year	Two-Year	Three-Year
Frequency Vote	Frequency Vote	Frequency Vote	Abstain	Broker Non-Votes
13,624,617	43,418	24,415,395	9,193	3,982,169
The Board of Directors and the Compensation Committee have considered the outcome of this vote and determined to hold an advisory vote on the compensation of the Registrant’s named executive officers every three years.
Proposal Four:
The appointment of Ernst & Young LLP as the Registrant’s independent registered public accounting firm for the fiscal year ending December 31, 2011 was ratified by the votes set forth in the following table:

Votes For	Votes Against	Abstain	Broker Non-Votes(1)
41,678,407	102,576	293,809	—
(1)This proposal constituted a routine matter. Therefore, brokers were permitted to vote on this proposal without receipt of instructions from beneficial owners.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ANCESTRY.COM INC.
(Registrant)

Date: May 25, 2011	By:	/s/ William C. Stern

William C. Stern
General Counsel